SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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DowDuPont Inc.

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on June 25, 2019 DOWDUPONT INC. DOWDUPONT INC. ATTN: OFFICE OF THE CORPORATE SECRETARY 974 CENTRE ROAD WILMINGTON, DE 19805 Meeting Information Meeting Type: Annual Meeting of Stockholders For holders as of: April 26, 2019 Date: June 25, 2019 Time: 8:00 AM Eastern Time Location: 974 Centre Road Chestnut Run Plaza, Building 730 Wilmington, Delaware 19805 You are receiving this communication because you hold shares of Common Stock in the Company. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. proxy See the materials reverse and side voting of this instructions. notice to obtain E78678-P25067-Z75005

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENT ANNUAL REPORT How to View Online: Have the information that is printed in the box marked by the arrow?XXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a paper or e-mail copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow?XXXX XXXX XXXX XXXX (located on the following page) in the subject line. This e-mail address should NOT be used for any other requests, instructions or inquiries. Please make the request to receive a paper or e-mail copy as instructed above on or before June 11, 2019 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow ?XXXX XXXX XXXX XXXX available and follow the instructions. Vote must be received by 11:59 P.M. Eastern Time on June 24, 2019. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. Vote must be received by June 24, 2019. Vote In Person: Many stockholder meetings have requirements in order to be admitted including, but not limited to, proof of stock ownership and valid government issued photo identification. Please check the proxy materials for the requirements for meeting attendance. If you intend to vote in person rather than by Internet or by mail, then you will need to request a ballot to vote these shares at the meeting. E78679-P25067-Z75005

Voting Items

The Board of Directors recommends that you vote FOR all director nominees in Agenda Item 1, and FOR Agenda Items 2 and 3.

1. Election of Directors

   Nominees:

   1a. Edward D. Breen

   1b. Ruby R. Chandy

   1c. Franklin K. Clyburn, Jr.

   1d. Terrence R. Curtin

   1e. Alexander M. Cutler

   1f. C. Marc Doyle

   1g. Eleuthère I. du Pont

   1h. Rajiv L. Gupta

   1i. Luther C. Kissam

   1j. Frederick M. Lowery

   1k. Raymond J. Milchovich

   1l. Steven M. Sterin

2. Advisory Resolution to Approve Executive Compensation

3. Ratification of the Appointment of the Independent Registered Public Accounting Firm

The Board of Directors recommends that you vote AGAINST the following Stockholder Proposals:

4. Right to Act by Written Consent

5. Preparation of an Executive Compensation Report

6. Preparation of a Report on Climate Change Induced Flooding and Public Health

7. Preparation of a Report on Plastic Pollution

NOTE: The undersigned authorizes the proxies to vote in their discretion on such other matters as may properly come before the meeting or any adjournment thereof.

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